                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant[X]
Filed by a Party other than the Registrant[ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 140-11(c) or Rule 240-2


                             NEW WORLD COFFEE, INC.
-------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

       ---------------------------------------------------------------

    2) Aggregate Number of securities to which transaction applies:

       ---------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       ---------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:

       ---------------------------------------------------------------

    5) Total fee paid:

       ---------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       ---------------------------------------------------------------

    2) Form, Schedule or Registration Statement No.:

       ---------------------------------------------------------------

    3) Filing Party:

       ---------------------------------------------------------------

    4) Date Filed:

       ---------------------------------------------------------------

                            NEW WORLD COFFEE, INC.
                               379 WEST BROADWAY
                           NEW YORK, NEW YORK 10012
                                (212) 343-0552

                                                                October 3, 1997

Dear Shareholders:

  On behalf of the Board of Directors and management of New World Coffee, Inc., I cordially invite you to attend the Annual Meeting of Shareholders to be held on Tuesday, November 4, 1997 at 10:30 a.m., at the New World Coffee Roasting Plant, 550 East Main Street, Branford, Connecticut. Prior to the Annual Meeting the Company will provide a tour of the facility and a coffee roasting demonstration. Such tour will begin at 9:00 a.m. and will conclude no later than 10:00 a.m.

  The matters to be acted upon at the meeting are fully described in the attached Notice of Annual Meeting of Shareholders and Proxy Statement. In addition, the directors and executive officers of the Company will be present to respond to any questions that you may have. Accompanying the attached Proxy Statement is the Company's Annual Report. This report describes the financial and operational activities of the Company.

  Whether or not you plan to attend the annual meeting, please complete, sign and date the enclosed proxy card and return it in the accompanying envelope as promptly as possible. If you attend the Annual Meeting, and I hope you will, you may vote your shares in person even if you have previously mailed in a proxy card.

  We look forward to greeting our shareholders at the meeting.

                                          Sincerely,

                                          /s/ R. Ramin Kamfar

                                          R. Ramin Kamfar
                                          Chief Executive Officer and
                                          President

                            NEW WORLD COFFEE, INC.
                               379 WEST BROADWAY
                           NEW YORK, NEW YORK 10012

                               ----------------

    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 4, 1997

                               ----------------

TO THE SHAREHOLDERS OF NEW WORLD COFFEE, INC.:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of New World Coffee, Inc., a Delaware corporation (hereinafter "Company"), will be held at the New World Coffee Roasting Plant, located at 550 East Main Street, Branford, Connecticut on Tuesday, November 4, 1997, at 10:30 a.m., for the following purposes:

    1. To elect directors of the Company to hold office until the next Annual Meeting or until their respective successors are duly elected and qualified;

    2. To amend the Certificate of Incorporation to change the name of the Company to New World Coffee & Bagels, Inc.

    3. To transact such other business as may properly come before the meeting or any adjournments thereof.

  The Board of Directors has fixed the close of business on September 19, 1997 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. Representation of at least a majority of all outstanding shares of Common Stock is required to constitute a quorum. Accordingly, it is important that your stock be represented at the meeting. The list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder at the Company's offices at 379 West Broadway, New York, New York, 10012, for ten (10) days prior to November 4, 1997.

  Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card and mail it promptly in the self-addressed envelope enclosed for your convenience. You may revoke your proxy at any time before it is voted.

                                          By Order of the Board of Directors,

                                          /s/ Alan I. Annex

                                          Alan I. Annex,
                                          Secretary

New York, New York
October 3, 1997


 YOUR VOTE IS IMPORTANT. ACCORDINGLY, WE URGE YOU TO DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.

                             NEW WORLD COFFEE, INC.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

PROXY STATEMENT...........................................................   1
INFORMATION CONCERNING VOTE...............................................   1
  General.................................................................   1
  Voting Rights and Outstanding Shares....................................   1
  Revocability of Proxies.................................................   1
  Voting Procedures.......................................................   1
ELECTION OF THE BOARD OF DIRECTORS........................................   2
  Director Nominees.......................................................   2
  Committees of the Board of Directors and Meeting Attendees..............   3
  Executive Officers......................................................   3
EXECUTIVE COMPENSATION AND OTHER INFORMATION..............................   4
  Summary Compensation Table..............................................   4
  Stock Option Grants.....................................................   4
  Directors' Compensation.................................................   5
  Employment Contracts and Termination of Employment and Change-In-Control
   Arrangements...........................................................   5
COMPENSATION COMMITTEE AND REPORT ON EXECUTIVE COMPENSATION...............   7
PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF
 THE COMPANY TO NEW WORLD COFFEE & BAGELS, INC. ..........................   8
OTHER MATTERS ARISING AT THE ANNUAL MEETING...............................   8
PRINCIPAL SHAREHOLDERS....................................................   8
  Security Ownership of Certain Beneficial Owners.........................   8
  Security Ownership of Management........................................   9
INTERESTED PARTY TRANSACTIONS.............................................   9
SHAREHOLDER PROPOSALS.....................................................  10
COST OF SOLICITATION OF PROXIES...........................................  10
INDEPENDENT PUBLIC ACCOUNTANTS............................................  10
SECTION 16(a) REPORTING DELINQUENCIES.....................................  11
ANNUAL REPORT ON FORM 10-KSB..............................................  11

                            NEW WORLD COFFEE, INC.
                               379 WEST BROADWAY
                           NEW YORK, NEW YORK 10012

                               ----------------

                                PROXY STATEMENT

                               ----------------

                      FOR ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 4, 1997

                               ----------------

  Approximate Mailing Date of Proxy Statement and Form of Proxy October 3,
1997.

                          INFORMATION CONCERNING VOTE

GENERAL

  This Proxy Statement and the enclosed form of proxy is furnished in connection with the solicitation of proxies by the Board of Directors of New World Coffee, Inc., a Delaware corporation (hereinafter, the "Company"), for use at the annual meeting of shareholders to be held on Tuesday, November 4, 1997, at 10:30 a.m., and at any and all adjournments thereof (the "Annual Meeting"), with respect to the matters referred to in the accompanying notice. The Annual Meeting will be held at the New World Coffee Roasting Plant, 550 East Main Street, Branford, Connecticut.

VOTING RIGHTS AND OUTSTANDING SHARES

  Only shareholders of record at the close of business on September 19, 1997 are entitled to notice of and to vote at the Annual Meeting. As of the close of business on September 19, 1997 11,067,103 shares of common stock, par value
 .0001 per share (the "Common Stock"), of the Company were issued and outstanding. Each share of Common Stock entitles the record holder thereof to one (1) vote on all matters properly brought before the Annual Meeting.

REVOCABILITY OF PROXIES

  A shareholder who executes and mails a proxy in the enclosed return envelope may revoke such proxy at any time prior to its use by notice in writing to the Secretary of the Company, at the above address, or by revocation in person at the Annual Meeting. Unless so revoked, the shares represented by duly executed proxies received by the Company prior to the Annual Meeting will be presented at the Annual Meeting and voted in accordance with the shareholder's instructions marked thereon. If no instructions are marked thereon, proxies will be voted (1) FOR the election as directors of the nominees named below under the caption "ELECTION OF DIRECTORS," and (2) FOR the amendment to the Certificate of Incorporation to change the name of the Company as discussed below under the caption "PROPOSAL TO AMEND CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO NEW WORLD COFFEE & BAGELS, INC." In their discretion, the proxies are authorized to consider and vote upon such matters incident to the conduct of the meeting and upon such other business matters or proposals as may properly come before the meeting that the Board of Directors of the Company does not know a reasonable time prior to this solicitation will be presented at the meeting.

VOTING PROCEDURES

  All votes shall be tabulated by the inspector of elections appointed for the Annual Meeting, who shall separately tabulate affirmative and negative votes, abstentions and broker non-votes. The presence of a quorum for the annual meeting, defined here as a majority of the votes entitled to be cast at the Annual Meeting, is required. Votes withheld from director nominees and abstentions will be counted in determining whether a quorum has been reached. Broker-dealer non-votes are not counted for quorum purposes.

  Assuming a quorum has been reached, a determination must be made as to the results of the vote on each matter submitted for shareholder approval. Director nominees must receive a plurality of the votes cast at the meeting, which means that a vote withheld from a particular nominee or nominees will not affect the outcome of the meeting. The amendment of the Company's Certificate of Incorporation to change the name of the Company must be approved by a majority of the outstanding stock entitled to Vote.

                      ELECTION OF THE BOARD OF DIRECTORS

  The Board of Directors has nominated five (5) persons to be elected as Directors at the Annual Meeting and to hold office until the next annual meeting or until their successors have been duly elected and qualified. It is intended that each proxy received by the Company will be voted FOR the election, as directors of the Company, of the nominees listed below, unless authority is withheld by the shareholder executing such proxy. Shares may not be voted cumulatively. Each of such nominees has consented to being nominated and to serve as a director of the Company if elected. If any nominee should become unavailable for election or unable to serve, it is intended that the proxies will be voted for a substitute nominee designated by the Board of Directors. At the present time, the Board of Directors knows of no reason why any nominee might be unavailable for election or unable to serve. The proxies cannot be voted for a greater number of persons than the number of nominees named herein.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF ALL THE DIRECTOR
NOMINEES.

DIRECTOR NOMINEES

  The following table sets forth certain information with respect to the nominees for directors:

                                        COMPANY POSITION      DIRECTOR OF THE
                NAME                    AND OFFICES HELD       COMPANY SINCE
                ----                    ----------------      ---------------
 Keith F. Barket..................  Director, Member of the    June 1995
                                    Audit and Compensation
                                    Committees
 Ronald S. Hari...................  Director                   February 1997
 R. Ramin Kamfar..................  Director, President and    October 1992
                                    Chief Executive Officer
 Edward McCabe....................  Director, Nominee for      February 1997
                                    Compensation Committee
 Steven A. Rothstein..............  Director, Member of the    February 1996
                                    Audit Committee

  Mr. Barket has served as a Director of the Company since June 1995. Mr. Barket is currently a Managing Director of Angelo, Gordon & Company, a New York based money manager with over $1.5 billion in assets. From 1988 until June 1997, he was employed by Amerimar Enterprises Inc., a real estate investment and development company managing approximately $1 billion in real estate assets. As a Principal and Managing Director, Mr. Barket was responsible for a variety of office, retail, residential and hotel projects. From 1984 to 1986, he worked as a senior tax accountant with Arthur Andersen & Co. in New York City. Mr. Barket received his B.A. degree from Georgetown University and received his M.B.A. degree from The Wharton School at the University of Pennsylvania.

  Mr. Hari has served as a Director of the Company since February 1997. Mr. Hari has served as the President and Chief Executive Officer of Capico International, a marketing, investment and consulting firm focusing in the bakery and food industries since 1985. From 1994 to 1996 Mr. Hari served as Executive Vice President of Manhattan Bagel Company. Mr. Hari has a B.S. in Business Administration from the University of Vermont and an M.B.A. in Marketing from the University of California, Los Angeles.

  Mr. Kamfar has served as a Director since the founding of the Company and as President and Chief Executive Officer since May 1996. Between August 1994 and May 1996, Mr. Kamfar served as Co-President and Co-Chief Executive Officer of the Company. Between October 1993 and August 1994, Mr. Kamfar served as Chief Executive Officer and Chief Financial Officer of the Company. Between 1988 and 1993, he worked in the Investment Banking Division of Lehman Brothers Inc., most recently as a Vice President in the firm's Private Placement Group. Prior to Lehman Brothers, Mr. Kamfar worked at First Growth (U.K.) Ltd. where he gained experience in real estate finance and development. Mr. Kamfar has a B.S. degree in Finance with distinction from the University of Maryland and an M.B.A. degree with distinction in Finance from The Wharton School at the University of Pennsylvania.

  Mr. McCabe has served as Director of the Company since February 1997. Mr. McCabe is Chief Executive Officer of McCabe & Company, an advertising and communications company he founded in 1991. From 1967 to 1986 he served in various capacities, most recently as President and Worldwide Creative Director at Scali, McCabe, Sloves, Inc. an advertising agency he co-founded and built into the tenth largest agency in the world. At Scali, McCabe, Sloves, Mr. McCabe developed campaigns for companies such as Perdue Chicken's "It takes a tough man to make a tender chicken," Volvo's "The roads of America are strewn with broken promises," and Hebrew National's "We answer to a higher authority." Mr. McCabe is the youngest person ever voted into Advertising's Hall of Fame.

  Mr. Rothstein has served as a Director of the Company since February 1996. Mr. Rothstein has been Chairman of the Board of National Securities Corporation, a securities broker-dealer ("National"), since 1995. Since February 1996, Mr. Rothstein has been Chairman of the Board of Directors of Olympic Cascade Financial Corporation, the parent of National. From 1994 to 1995, Mr. Rothstein served as a Managing Director of H.J. Meyers & Co., a securities broker-dealer. From 1992 to 1994, he served as a Managing Director of Rodman and Renshaw, Inc., a securities broker-dealer. From 1989 to 1992, he served as a Managing Director of Oppenheimer & Co. From 1979 to 1989, Mr. Rothstein was a limited partner of Bear Stearns & Co. Mr. Rothstein received an A.B. degree from Brown University. Mr. Rothstein is currently a director of SigmaTron International, Inc., Gateway Data Science Corporation, Vita Food Products, Inc., American Craft Brewing International Inc. and Home Security International Inc.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDEES

  The Board of Directors held nine meetings during fiscal year 1996. The Board of Directors appointed a Compensation Committee and an Audit Committee.

  The Compensation Committee is authorized to review and make recommendations to the Board of Directors on all matters regarding the remuneration of the Company's executive officers, including the administration of the Company's compensation plans. During Fiscal Year 1996, the members of the Compensation Committee were Mr. Greene and Mr. Bush. The current members of the Committee are Mr. Bush and Mr. Barket.

  The Audit Committee is responsible for making recommendations to the Board of Directors as to the selection of the Company's independent auditor, maintaining communication between the Board and the independent auditor, reviewing the annual audit report submitted by the independent auditor and determining the nature and extent of problems, if any, presented by such audit warranting consideration by the Board. During Fiscal Year 1996, the members of the Audit Committee were Mr. Greene and Mr. Barket. The current members of the Audit Committee are Mr. Barket and Mr. Rothstein.

  During the fiscal year ended December 29, 1996, all directors who are nominated for election attended at least 75% of the aggregate number of meetings of the Board and all committees of the Board of which they were members.

EXECUTIVE OFFICERS

  In addition to Mr. Kamfar, the executive officers of the Company are the following:

  Jerold E. Novack--Vice President--Finance, age 41. Mr. Novack joined the Company as Vice President--Finance in June 1994. From 1991 to 1994, he served as Vice President/Controller of The Outdoor Furniture Store, Inc., a specialty retail chain. From 1988 to 1991 he served as Controller for Richmond Ceramic Tile, Inc., a retailer and distributor of ceramic tile. From 1985 to 1988, Mr. Novack served as Assistant Controller for Brooks Fashion Stores, Inc., a specialty retail chain. Prior to 1985, Mr. Novack served as Import Division Controller for Mercantile Stores Company, Inc., a department store chain. Mr. Novack has a B.S. degree in Accounting from Brooklyn College, City University of New York.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

  The following table provides certain information concerning the compensation earned as the Company's Chief Executive Officer during the fiscal year ended December 29, 1996, and any executive officer of the Company who received compensation in excess of $100,000 during the fiscal year ended December 29, 1996.

                                  ANNUAL COMPENSATION          LONG TERM COMPENSATION
                          ------------------------------------ -----------------------
                                                     OTHER
                                                     ANNUAL    SECURITIES  ALL OTHER
NAME AND PRINCIPAL                 SALARY  BONUS  COMPENSATION UNDERLYING COMPENSATION
POSITION                    YEAR     ($)    ($)       ($)       OPTIONS       ($)
------------------        -------- ------- ------ ------------ ---------- ------------
R. Ramin Kamfar           12/31/96 118,750 10,000     9,000(1)  125,000       --
Chief Executive Officer
 and                      12/31/95  80,000 10,000     6,000         --        --
President
Jerold E. Novack          12/31/96 100,000 30,000     6,000(1)   95,000       --
Vice President--Finance   12/31/95  82,500 36,000     3,000      23,323
Sidney Laytin(2)          12/31/96 134,467  3,247    19,947(1)      --        --
Executive Vice President
and Chief Operating
Officer

--------
(1) Represents car and commuting allowances for the respective individuals.
(2) Mr. Laytin was no longer employed by the Company as of October 1996.

STOCK OPTION GRANTS

  Set forth below is information on grants of stock options under the Company's 1994 Stock Plan (the "Plan") for the executive officers for the period January 1, 1996 to December 29, 1996.

                                            INDIVIDUAL GRANTS
                         ---------------------------------------------------------
                         NUMBER OF     PERCENT OF
                         SECURITIES   TOTAL OPTIONS
                         UNDERLYING    GRANTED TO
                          OPTIONS     EMPLOYEES IN  EXERCISE PRICE
     NAME                 GRANTED      FISCAL YEAR  ($ PER SHARE)  EXPIRATION DATE
     ----                ----------   ------------- -------------- ---------------
R. Ramin Kamfar ........  115,000(1)      30.8%         $2.31          8/13/06
                           10,000(2)       2.7           5.50          8/13/06
Jerold E. Novack........   65,000(3)      12.4           3.87           7/2/06
                           10,000(4)       2.7           5.50           7/2/06
                           20,000(5)       5.4           5.50          1/31/06

--------
(1) Options were granted on August 13, 1996 and are exercisable with respect to 83,334 shares in two equal annual installments commencing on August 13, 1997 and the remainder of such options, 31,666 shares are exercisable on August 13, 1999. The exercise price of the options is equal to the closing price on the Nasdaq of the Common Stock on October 1, 1996.

(2) Options were granted on August 13, 1996 at the exercise price of $2.31. On October 30, 1996, Mr. Kamfar voluntarily repriced such options to $5.50, the initial public offering price of the Common Stock. Such options will be exercisable on August 13, 1999.

(3) Options were granted on July 2, 1996. Options relating to 15,000 shares were exercisable immediately and the remainder of such options relating to 50,000 shares are exercisable in three equal annual installments commencing July 2, 1997. The exercise price of the Common Stock prior to repricing was equal to the closing price on Nasdaq on July 2, 1997. The exercise price of the options was repriced to $1.50 by the Company on July 16, 1997.

(4) Options were granted on July 2, 1996 at the exercise price of $3.87. On October 30, 1996, Mr. Novack voluntarily repriced such options to $5.50, the initial public offering price of the Common Stock. The exercise price of the options was repriced to $1.50 by the Company on July 16, 1997. Such options will be exercisable on July 2, 1999.

(5) Options were granted on February 1, 1996. Options relating to 5,000 shares were exercisable immediately, options relating to 10,000 shares were exercisable on February 1, 1997, and options relating to 5,000 shares will be exercisable on February 1, 1998. The exercisable price of the options was repriced to $1.50 by the Company on July 16, 1997.

  All options reported above were awarded under the Plan. Other than options which are repriced, the exercise price per share for all options is the closing price of the Common Stock, or the closing bid, if no sales were reported, as reported on the NASDAQ--National Market System on the date of the grant.

DIRECTORS' COMPENSATION

  Each non-employee director of the Company is paid $1,000 for each of the quarterly Board meetings of each calendar year, $500 for each additional Board meeting held in the same calendar year and $250 for each committee meeting. Such payments are made in Common Stock of the Company. Employee directors are not compensated for service provided as directors. Additionally, each non-employee director receives stock options to purchase 10,000 shares of Common Stock on the date on which such person first becomes a director, and on October 1 of each year if, on such date, he or she shall have served on the Company's Board of Directors for at least six months. The exercise price of such options shall be equal to the market value of the shares of Common Stock on the date of grant. On October 30, 1996, the non-employee directors agreed to reprice the options received by such directors prior to such date to $5.50 per share, the initial public offering price. All directors are reimbursed for out-of-pocket expenses incurred by them in connection with attendance of Board meetings and committee meetings.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

  As of July 1996, the Company entered into an employment agreement with Mr. Kamfar, the Company's President and Chief Executive Officer. The agreement expires on December 31, 1997 but is automatically renewed for additional one-year periods commencing each January 1 unless either party gives written notice to the other of its desire not to renew such term, which notice must be given no later than ninety (90) days prior to the end of each term on any such renewal. The agreement provides for a compensation package of $137,500 per year, an annual performance bonus of between 10% and 50% of the base salary for calendar year 1996, and an annual performance bonus of between 0% and 50% of the base salary for calendar year 1997. Each bonus is based on the attainment of certain corporate and individual goals. In addition, pursuant to the agreement, Mr. Kamfar was granted options on 125,000 shares of the Company's Common Stock at an exercise price of $2.31. On October 31, 1996 Mr. Kamfar voluntarily repriced 10,000 of such options to an exercise price of $5.50. The options were classified as incentive stock options under the 1994 Plan. Pursuant to the agreement, Mr. Kamfar has agreed to maintain the confidentiality of any confidential or proprietary information of the Company.

  In the event that (i) the Company terminates Mr. Kamfar's employment upon a change in control or terminates Mr. Kamfar's employment other than for cause, he will be paid severance compensation equal to two times his annual base salary (at the rate payable at the time of such termination) plus an amount equal to two times the amount of his bonus for the calendar year preceding such termination. For a period of one year following Mr. Kamfar's voluntary termination or termination for cause, Mr. Kamfar cannot perform services for, have an equity interest (except for an interest of 10% or less in an entity whose securities are listed on a national securities exchange) in any business (other than the Company) or participate in the financing, operation, management or control of, any firm, corporation or business (other than the Company) that engages in the marketing or sale of specialty coffee as its principal business.

  Mr. Kamfar's employment agreement defines a "change of control" as: 1) the acquisition of more than 40% of the voting stock of the Company by a single person or group; 2) a change in the majority of the Board of Directors as a result of a cash tender offer, merger, sale of assets or contested election;
3) the approval by shareholders of the Company of a merger or sale of all or substantially all of the Company's assets; 4) the closing of a transaction in which more than 50% of the Company's voting power is transferred and 5) a tender offer which results in a person or a group acquiring more than 40% of the Company.

  On July 16, 1997, the Company entered into an employment agreement with Mr. Novack, the Company's Vice President--Finance. The agreement expires on June 30, 1998. The agreement provides for a compensation package of $110,000 per year and an annual performance bonus of 35% to 50% of the base salary based on the attainment of certain corporate and individual goals. In addition, pursuant to the agreement, Mr. Novack was granted an option which shall vest on June 31, 1998 to purchase 25,000 shares of the Company's Common Stock at an exercise price equal to the closing price on the NASDAQ--National Market System of the Common Stock on the date of grant. Additionally pursuant to the agreement the Company repriced 118,324 of Mr. Novack's existing options to an exercise price of $1.50. This exercise price of the repriced options exceeded the market value of the underlying Common Stock at the time of such repricing. Pursuant to the agreement, Mr. Novack has agreed to maintain the confidentiality of any confidential or proprietary information of the Company.

  In the event that the Company terminates Mr. Novack's employment other than for cause, he will be paid severance compensation equal to his base salary (at the rate payable at the time of such termination) for a period of six months. For a period of one year following Mr. Novack's voluntary termination or termination for cause, Mr. Novack cannot perform services for, have an equity interest (except for an interest of 5% or less in an entity whose securities are listed on a national securities exchange) in any business (other than the Company) or participate in the financing, operation, management or control of, any firm, corporation or business that engages in the marketing or sale of specialty coffee or bagels as its principal business if the price of the Common Stock exceeds $4.

                          COMPENSATION COMMITTEE AND
                       REPORT ON EXECUTIVE COMPENSATION

  It is the duty of the Compensation Committee to develop, administer and review the Company's compensation plans, programs and policies, to monitor the performance and compensation of executive officers and other key employees and to make appropriate recommendations and reports to the Board of Directors relating to executive compensation.

  The Company's compensation program is intended to motivate, retain and attract management, linking incentives to financial performance and enhanced shareholder value. The program's fundamental philosophy is to tie the amount of compensation "at risk" for an executive to his or her contribution to the Company's success in achieving superior performance objectives.

  The compensation program currently consists of two components: (1) a base salary as set forth in each executive's employment agreement, and (2) the potential for an annual cash bonus of up to 50% of the executive's base salary, depending upon the satisfaction of certain performance criteria annually set by the Compensation Committee for each position and evaluated at the end of each fiscal year. The criteria may relate to overall Company performance, the individual executive's performance or a combination of the two, depending upon the particular position at issue. The second component constitutes the "at risk" portion of the compensation program. The Compensation Committee, in 1996, granted Mr. Kamfar and Mr. Novack performance bonuses of $10,000 and $30,000 respectively for the fiscal year ended December 29, 1995.

  During the fiscal year ending December 29, 1996, Mr. Kamfar and Mr. Novack each voluntarily repriced options which they held in order to demonstrate their commitment to the success of the Company. On October 30, 1996, Mr. Kamfar voluntarily repriced options relating to 10,000 shares to $5.50, the initial public offering price. Such options were initially granted on August 13, 1996 at an exercise price of $2.31 per share. Mr. Kamfar's options will be exercisable on August 13, 1999. On October 30, 1996, Mr. Novack voluntarily repriced options relating to 10,000 shares at $5.50, the initial public offer price. Such options were initially granted on July 2, 1996 at an exercise price of $3.87. As discussed below, based on Mr. Novack's performance during the fiscal year ending December 29, 1996 and the first two quarters of the 1997 fiscal year, as part of Mr. Novack's employment agreement dated July 16, 1997 the Company agreed to reduce the exercise price of 118,324 of Mr. Novack's options to $1.50. The exercise price of the repriced options exceeded the market value of the Common Stock at the time of such repricing.

  In July 1997, the Compensation Committee met regarding Mr. Novack's employment contract. The Compensation Committee then reviewed, negotiated and approved Mr. Novack's employment contract. Mr. Novack's employment agreement provides for a compensation package of $110,000 per year, an annual performance bonus of 35% to 50% of the base salary and the grant of an option vesting on June 31, 1998, to purchase 25,000 shares of the Company's Common Stock at $1.50. Additionally, the Company recognized the significant contributions made by Mr. Novack to the Company during the fiscal year ended December 29, 1996 and the first two quarters of the 1997 fiscal year by repricing 118,324 options held by Mr. Novack to an exercise price of $1.50. The exercise price of the repriced options exceeded the market value of the underlying Common Stock at the time of such repricing.

  All amounts paid or accrued during fiscal year 1996 under the above-described compensation program are included in the table found in the section captioned "Summary Compensation Table."

                                          The Compensation Committee

                                          Respectfully submitted,
                                          Keith F. Barket
                                          Jack Bush

October 3, 1997

 PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE
                  COMPANY TO NEW WORLD COFFEE & BAGELS, INC.

  The Board of Directors proposes and recommends to the shareholders for their approval an amendment to the Company's Certificate of Incorporation to change the name of the Company from "New World Coffee, Inc." to "New World Coffee & Bagels, Inc."

  In 1997 the Company introduced a new store concept combining the chain's established fresh roasted, fresh brewed coffee menu with fresh baked bagels and made to order bagel sandwiches. The concept enables the Company to capture all three dayparts to generate higher store sales, expands the Company's core market to benefit from the strong economics and rapid growth of the bagel segment, and creates a unique positioning for the Company. Management believes that changing its name to New World Coffee & Bagels, Inc. will highlight the Company's position as the only U.S. chain with an integrated coffee and bagel concept.

  The shareholders' approval of the proposal to change the name of the Company includes granting the officers of the Company and each of them acting alone the authority to take all such further actions as may be required to effectuate such change, including, but not limited to, the filing of a formal Certificate of Amendment to the Certificate of Incorporation on behalf of the Company with the Secretary of State of the State of Delaware.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

                  OTHER MATTERS ARISING AT THE ANNUAL MEETING

  The matters referred to in the Notice of Annual Meeting and described in this Proxy Statement are, to the knowledge of the Board of Directors, the only matters that will be presented for consideration at the Annual Meeting. If any other matters should properly come before the Annual Meeting, the persons appointed by the accompanying proxy will vote on such matters in accordance with their best judgment pursuant to the discretionary authority granted to them in the proxy.

                            PRINCIPAL SHAREHOLDERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  The following table sets forth, as of September 19, 1997, certain information about all persons who, to the Company's knowledge, were beneficial owners of 5% or more of Common Stock of the Company.(1)

                                              AMOUNT AND NATURE
                 NAME AND ADDRESS OF            OF BENEFICIAL
                  BENEFICIAL OWNER                  OWNER       PERCENT OF CLASS
                 -------------------          ----------------- ----------------
   Entrepreneurial Investors Ltd. ...........     1,142,857           10.3%
   Citibank Building, 2nd Floor
   East Mall Drive
   PO Box 40643
   Freeport, Bahamas

--------
(1) The table in this section is based upon information supplied by Schedules 13D and 13G, if any, filed with the SEC. Unless otherwise indicated in the footnotes to the table, each of the shareholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by him. Applicable percentage of ownership is based on 11,067,103 shares of common stock, which were outstanding on September 19, 1997.

SECURITY OWNERSHIP OF MANAGEMENT

  The following table set forth, as of September 19, 1997, certain information with respect to the beneficial ownership of each class of the Company's equity securities by each director, director nominee and executive officer of the Company and all directors and executive officers of the Company as a group.

                                                   AMOUNT AND NATURE
                     NAME OF                         OF BENEFICIAL   PERCENTAGE
                BENEFICIAL OWNER                         OWNER        OF TOTAL
                ----------------                   ----------------- ----------
R. Ramin Kamfar..................................     509,865(1)        4.6%
Chief Executive Officer and President and Direc-
 tor
Jerold E. Novack.................................     123,324(2)        1.1%
Vice President--Finance
Keith F. Barket..................................      37,837(3)         *
Director
Jack Bush........................................      14,000(3)         *
Director
Ronald S. Hari...................................      11,000(4)         *
Director
Edward McCabe....................................      10,000(4)         *
Director
Steven A. Rothstein..............................      94,100(5)         *
Director
All current directors, nominees and executive of-
 ficers as a group (7 persons)

--------
  * Less than one percent (1%).
(1) Includes 85,401 shares which may be acquired upon the exercise of options which will be exercisable within 60 days. Does not include 139,578 shares underlying stock options which are not exercisable within 60 days.
(2) Includes 123,324 shares which may be acquired upon the exercise of presently exercisable options. Does not include 70,000 shares underlying stock options which are not exercisable within 60 days.
(3) Includes 14,000 shares which may be acquired upon the exercise of presently exercisable options.
(4) Includes 10,000 shares which may be acquired upon the exercise of presently exercisable options. Does not include 100,000 shares underlying common stock warrants which are not exercisable within 60 days.
(5) Includes 94,000 shares which may be acquired upon the exercise of presently exercisable options and common stock purchase warrants and 100 shares which are owned by one of Mr. Rothstein's children.

                         INTERESTED PARTY TRANSACTIONS

  In December 1995 and January 1996, the Company entered into a bridge loan transaction with a group of institutional and individual lenders including several affiliates of the Company. Of the total loan amount of $1,000,000, the Company borrowed $30,000 from Keith Barket (a director of the Company), $25,000 from KFB, Inc. (a company affiliated with Keith Barket), $25,000 from Jerold Novack and $45,000 from Jerold Novack as custodian for his minor children. The loan carried an interest rate of 10% and matured on the earlier of 10 days after the closing of a public offering or June 30, 1996. In connection with the loan, the Company issued to each lender a warrant exercisable until December 31, 1998 to purchase, for $0.01 per share, a number of shares of Common Stock determined by dividing such lender's loan amount by $5.50 (5,455 for Keith Barket, 4,545 for KFB, Inc., 4,545 for Jerold Novack and 8,182 for Jerold Novack as custodian for his minor children). The warrants were exercisable immediately, but the shares issued pursuant to the warrants were subject to a six month lock-up agreement.

  The Company's initial public offering, which became effective on February 1, 1996, was co-managed by National Securities Corporation and Value Investing Partners, Inc. (collectively, the "Representatives"). Steven

A. Rothstein, who is a director of the Company, is the Chairman and Chief Executive Officer of National Securities Corporation. Mr. Rothstein was not a director of the Company at the time of the Company's initial public offering. The Company has agreed that, for three years following its initial public offering, it will use its best efforts to cause one individual designated by the Representatives, if any, to be elected to the Company's Board of Directors.

  On May 30, 1996, the Company entered into a one year consulting agreement with Gwenn M. Cagann, a former director of the Company, whereby the Company was obligated to pay Ms. Cagann $88,784 upon execution of such consulting agreement and $25,000 in twelve (12) equal monthly installments. Pursuant to such consulting agreement Ms. Cagann may not directly or indirectly, without the prior written consent of the Company, compete with the Company until June 1, 1997. In addition, Ms. Cagann has agreed that all confidential information relating to the business or operations of the Company shall be treated as confidential for a period terminating five (5) years after the end of the consulting period thereafter except (a) as may be permitted in writing by the Company's Board of Directors, or (b) as required by judicial or administrative process.

  Value Investing Partners, Inc. was paid a commission for selling certain shares of the Series A Preferred Stock which was completed on June 28, 1996. Kevin R. Greene, a director of the Company at the time, is the Chairman and Chief Executive Officer of Value Investing Partners, Inc.

  In December 1996, the Company entered into an agreement with Ronald S. Hari, a director of the Company to provide consulting services with respect to co-branding and international franchise efforts of the Company. Under such agreement, the Company has agreed to pay Mr. Hari $5,000 per month, which was increased to $7,000 per month in September 1997. In addition, in June 1997, the Compensation Committee granted Mr. Hari warrants to purchase 100,000 shares of Common Stock at a price of $1.50 per share which warrant vests in four equal annual installments on the anniversary of such grant provided Mr. Hari continues to serve as a consultant to the Company.

                             SHAREHOLDER PROPOSALS

  A shareholder of the Company who wishes to present a proposal for action at the Company's 1998 Annual Meeting of Shareholders must submit such proposal to the Company, and such proposal must be received by the Company, no later than July 1, 1998.

                        COST OF SOLICITATION OF PROXIES

  The solicitation of proxies pursuant to this Proxy Statement is made by and on behalf of the Company's Board of Directors. The cost of such solicitation will be paid by the Company. Such cost includes the preparation, printing and mailing of the Notice of Annual Meeting, Proxy Statement, Annual Report and form of proxy. The solicitation will be conducted principally by mail, although directors, officers and employees of the Company (at no additional compensation) may solicit proxies personally or by telephone or telegram. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of shares held of record by such fiduciaries, and the Company may reimburse such persons for their reasonable expenses in so doing.

                        INDEPENDENT PUBLIC ACCOUNTANTS

  On or about February 1, 1995 the Company dismissed Price Waterhouse LLP as the Company's auditors and replaced them with Arthur Andersen LLP. The reports of Price Waterhouse LLP did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with the former auditors on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure related to the financial statements which Price Waterhouse LLP reported on at the time of their dismissal which, if not resolved to the former auditors' satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report. Prior to retaining Arthur Andersen LLP, the Company had not consulted with Arthur Andersen LLP regarding accounting principles. It is expected that representatives of Arthur Andersen LLP will be available to make a statement at the Annual Meeting if they desire to do so and to respond to appropriate questions.

                     SECTION 16(A) REPORTING DELINQUENCIES

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the United States Securities and Exchange Commission (hereinafter "SEC") and NASDAQ-National Market System reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during fiscal year 1996, all filing requirements applicable to its executive officers, directors, and greater than ten percent (10%) beneficial owners were met except that a Form 3 for Ronald S. Hari, a director of the Company, was not filed in his own name on a timely basis with respect to his appointment as a director of the Company.

                         ANNUAL REPORT ON FORM 10-KSB

  The Company is providing the Form 10-KSB as part of the Company's Annual Report to each person whose proxy is solicited. The Company does not undertake to furnish without charge copies of all exhibits to its Form 10-KSB, but will furnish any exhibit upon the payment of Twenty Cents ($0.20) per page or a minimum charge of Five Dollars ($5.00). Such written requests should be directed to Mr. Jerold E. Novack, Vice President-- Finance, New World Coffee, Inc., 379 West Broadway, New York, New York 10012. Each such request must set forth a good faith representation that, as of September 19, 1997, the person making the request was a beneficial owner of securities entitled to vote at the Annual Meeting. The Company incorporates herein the Annual Report by reference.

                                          By Order of the Board of Directors,

                                          /s/ Alan I. Annex

                                          Alan I. Annex
                                          Secretary

New York, New York
October 3, 1997

                            NEW WORLD COFFEE, INC.
                               379 West Broadway
                           New York, New York 10012

    PROXY OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 4, 1997

                 TO THE SHAREHOLDERS OF NEW WORLD COFFEE, INC.

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of New World Coffee, Inc., a Delaware corporation (hereinafter "Company"), will be held at the New World Roasting Plant, 550 East Main Street, Branford, Connecticut on Tuesday, November 4, 1997 at 10:30 a.m. for the following purposes:

        THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON SEPTEMBER 19, 1997 AS THE RECORD DATE FOR THE DETERMINATION OF SHAREHOLDERS ENTITLED TO NOTICE OF, AND TO VOTE AT, THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF. REPRESENTATION OF AT LEAST A MAJORITY OF ALL OUTSTANDING SHARES OF COMMON STOCK IS REQUIRED TO CONSTITUTE A QUORUM. ACCORDINGLY, IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING. THE LIST OF SHAREHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE AVAILABLE FOR EXAMINATION BY ANY SHAREHOLDER AT THE COMPANY'S OFFICES AT 379 WEST BROADWAY, NEW YORK, NEW YORK 10012, FOR TEN (10) DAYS PRIOR TO NOVEMBER 4, 1997.

                 (Continued and to be signed on reverse side)

                        Please date, sign and mail your
                     proxy card back as soon as possible!


                        Annual Meeting of Stockholders
                            NEW WORLD COFFEE, INC.

                               November 4, 1997

                                          Please Detach and Mail in the Envelope Provided
------------------------------------------------------------------------------------------------------------------------------------

       Please mark your
A  /X/ votes as in this
       example.

                                                 THE BOARD OF DIRECTORS RECOMMENDS
                                               A VOTE IN FAVOR OF ITEM 1 AND ITEM 2.

1. To elect directors  FOR         WITHHELD                                                                FOR    AGAINST  ABSTAIN
   of the Company      /  /          /  /    Nominees:  Keith F. Barket      2. To amend the Certificate /  /     /  /     /  /
   to hold office                                       Ronald S. Hari          of Incorporation to
   until the next Annual                                R. Ramin Kamfar         change the name of the
   Meeting or until their respective successors are     Edward McCabe           Company to New World Coffee
   duly elected and qualified:                          Steven A. Rothstein     & Bagles, Inc.

For all nominees listed at right, except authority to vote                   3. The proxies are authorized to vote as they may
withheld for the following nominees, (if any):                                  determine, in their discretion, upon such other
                                                                                business as may properly come before the meeting
----------------------------------------------------------                      or any adjournments thereof.

                                                                             Whether or not you plan to attend this Annual Meeting,
                                                                             please complete, date and sign the enclosed proxy card
                                                                             and mail it promptly in the self-addressed envelope
                                                                             enclosed for your convenience. You may revoke your
                                                                             proxy at anytime before it is voted.

                                                                             YOUR VOTE IS IMPORTANT, ACCORDINGLY, WE URGE YOU TO
                                                                             DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD
                                                                             REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.





SIGNATURE(S)                                                                                                 DATE
             _____________________________________________________________________________________________        _________________
             SIGNATURE (TITLE IF ANY)                        SIGNATURE IF HELD JOINTLY

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE WHEN SIGNING, GIVING FULL TITLE AS SUCH. IF SIGNER IS A CORPORATION, EXECUTE IN FULL CORPORATE NAME BY AUTHORIZED OFFICER. IF MORE PERSONS, ALL SHOULD SIGN.